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                                                                  Exhibit (10.1)

                            SECURITIES PURCHASE AGREEMENT



    This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of December 12, 1997, by and between Biospherics Incorporated, a Delaware corporation (the "Company"), with headquarters located at 12051 Indian Creek Court, Beltsville, Maryland, and the Purchaser (the "Purchaser") set forth on the execution pages hereof, with regard to the following:

                                       RECITALS

    A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

    B. Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) shares of the Company's Common Stock, par value $.005 per share (the "Common Stock") and (ii) warrants to purchase shares of Common Stock in the forms attached hereto as Exhibits A-1 and A-2. The shares of Common Stock being purchased hereunder are referred to herein as the "Common Shares". The warrants being purchased hereunder are referred to herein as the "Warrants". The shares of Common Stock issuable upon the exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares". The Common Shares, Warrants and Warrant Shares are collectively referred to herein as the "Securities."

    C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                      AGREEMENTS

    NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

                                      ARTICLE I
                           PURCHASE AND SALE OF SECURITIES

    1.1 Purchase of Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the Company shall issue and sell, and Purchaser shall purchase, Common Stock and Warrants as further contemplated hereby.
The purchase price for a unit consisting of two (2) shares of Common Stock and two (2) Warrants, each Warrant to purchase one (1) share of

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Common Stock (subject to adjustment as provided in the Warrant) shall be
$8.00. Purchaser shall purchase the number of shares of Common Stock set forth on the signature page executed by Purchaser. In addition, Purchaser shall purchase Warrants to purchase the number of shares of Common Stock (subject to adjustment as provided in the Warrants) set forth on the signature page executed by Purchaser.

    1.2 Form of Payment. Purchaser shall pay the aggregate Purchase Price for the Common Shares and Warrants being purchased by Purchaser by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed Warrants and stock certificates for the Common Shares, and the Company shall deliver such Common Shares and Warrants against delivery of such aggregate Purchase Price.

    1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the closing (the "Closing") of the issuance, sale and purchase of the Securities pursuant to this Agreement shall occur at 10:00 a.m. on December 12, 1997 (the "Closing Date"), at the offices of Ballard, Spahr, Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                                      ARTICLE II
                      PURCHASER'S REPRESENTATIONS AND WARRANTIES

    Purchaser represents and warrants, solely with respect to itself and its purchase hereunder. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

    2.1 Investment Purpose. Purchaser is purchasing the Common Shares and Warrants (collectively, the "Purchased Securities") for Purchaser's own account for investment only and not with a present view toward or in connection with the public sale or distribution thereof. Purchaser will not resell the Purchased Securities or any securities which may be issued upon exercise of the Warrants except pursuant to an effective registration statement filed under the Securities Act or sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such Securities Act other than as contemplated by the Registration Rights Agreement. By making the representations in this
Section 2.1, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act or applicable state securities laws.

    2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

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    2.3. Reliance on Exemptions.  Purchaser understands that the Purchased
Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understanding of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Purchased Securities.

    2.4 Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III or the Officer's Certificate delivered pursuant to Section 3.3. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

    2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

    2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder, an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof) or such Securities are sold or transferred to an "affiliate" (as defined in Rule 144 under the Securities Act (or a successor rule) ("Rule 144")); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities
Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

    2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Common Shares and Warrant Shares, and until such time as the Common Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Common Shares and Warrant Shares will be a restrictive legend (the "Legend") in the following form:

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    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIRMETNS OF THOSE LAWS.

    2.8 Authorization: Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms.

    2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

    2.10 Organization. Purchaser is duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted.

                                     ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to the Purchaser that:

    3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on either (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or (ii) the transactions contemplated hereby.

    3.2 Authorization: Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants and the Registration Rights Agreement, and to issue and sell, perform its obligations with respect to, the Purchased Securities in accordance with the terms hereof and to issue the Warrant Shares in accordance with the terms and conditions of the Warrants; (b) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Purchased Securities and the reservation for issuance and issuance of the Warrant Shares)

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have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of NASDAQ National Market System ("NASDAQ"), the National Association of Securities Dealers or otherwise); (c) this Agreement, the Registration Rights Agreement and the Purchased Securities have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement and the Purchased Securities constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

    3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon exercise of the Warrants is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement), and (iii) there are no anti-dilutive or price adjustment provisions contained in any security issued by the Company (or any agreement providing rights to security holders) that will be triggered by the issuance of the Purchased Securities or Warrant Shares. The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently in effect (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer on behalf of the Company as of the date of the Closing.

    3.4 Issuance of Shares. The Common Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon consummation of the purchase contemplated hereby (with respect to the Common Shares) and exercise of the Warrants in accordance with the terms thereof (with respect to the Warrant Shares), will be validly issued, fully paid and non-assessable, and

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free from all taxes, liens, claims and encumbrances and will not be subject to the preemptive rights or other similar rights of stockholders of the Company. The Common Shares are duly authorized and reserved for issuance, and are validly issued, fully paid and nonassessable, and free from all taxes, liens claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. Accordingly, no further corporate authorization or approval is required under the rules of the NASDAQ with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Warrant Shares and the inclusion thereof on the NASDAQ. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Common Shares and, upon exercise of the Warrants, the Warrant Shares. The Company further acknowledges that its obligation to issue the Common Shares and the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

    3.5 No Conflicts. The execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Common Shares and Warrant Shares) will not
(a) result in a violation of the Certificate of Incorporation or By-laws, (b) violate or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of NASDAQ and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future. The Company and its subsidiaries are unaware of any facts which might give rise to any of the foregoing.

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    3.6  Registration and SEC Documents.  The Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since 1969. Except as disclosed in Schedule 3.6, since January 1, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 1993 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents (the SEC documents filed prior to the date hereof being the "Filed SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is required to be updated or amended under applicable law. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with the past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and
(ii) next above which, individually and in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries or, to the Company's knowledge, by any other party under any Contract which breach or default would have a Material Adverse Effect.

    3.7 Absence of Certain Changes. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties,

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operations, financial condition, results of operations or prospects of the
Company, except as disclosed in Schedule 3.7.

    3.8 Absence of Litigation. Except as disclosed in Schedule 3.8, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

    3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

    3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities.
The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between Purchaser and the Company, are "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with the Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

    3.11 Current Public Information. The Company currently meets the "Registrant eligibility requirements" set forth in the general instructions to Form S-3 under the Securities Act.

    3.12 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

    3.13 No Integrated Offering. Neither the Company, nor any if its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an

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exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of Purchaser to the extend relevant for such determination. The issuance of the Securities to the Purchaser will not be integrated with any other issuance of the Company's Securities (past, present, or future) which requires stockholder approval under the rules of the NASDAQ stock market.

    3.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments to Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Wharton Capital and Coppers & Lybrand Securities LLP (the fees of which shall be paid in full by the Company). The Company will indemnify Purchaser from and against any fees and expenses sought or other claims made by Wharton Capital and Coppers & Lybrand Securities LLP.

    3.15 Acknowledgment of Terms and Nature of Securities. The Company's executive officers and directors have studied and fully understand the terms and nature of the securities being sold hereunder. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company.

    3.16 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-KSB for its most recently ended fiscal year. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right or any other person with respect to any Intangibles nor is there any claim or infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

    3.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

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    3.18 Key Employees.  Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.18. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., limitation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means each of individuals listed on Schedule 3.18.

    3.19 Certain Transactions. Except as set forth on Schedule 3.19 and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on
Schedule 3.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

    3.20 Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                      ARTICLE IV
                                      COVENANTS

    4.1 Best Efforts. The Company shall use its best efforts timely to satisfy each of the conditions described in Articles VI and VII of this Agreement.

    4.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to Purchaser within five (5) business days following the Date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within five business
(5) days following the date of Closing. Such Form 8-K shall include this Agreement and the related transaction documents as exhibits thereto.
The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to Purchaser in accordance with applicable securities laws of states of the United States, and shall provide evidence of any such action so taken to Purchaser on or prior to the date of Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Warrants, from and after the date of Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

    4.3 Reporting Status. For so long as the Purchaser owns any of the Securities or three (3) years from the Closing Date, whichever is sooner, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company will take all action necessary to continue to meet the registrant eligibility requirements set forth in the general instruction to Form S-3.

    4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Common Shares and Warrants for general working capital needs, capital expenditures including software development for future contracts and expenses associated with new health care call center ventures.

    4.5 Restriction on Below Market Issuance of Securities. (a) For a period of one hundred and eighty (180) days following the date of Closing (the "Restricted Period"), the Company shall not issue or agree to issue (except (i) to Purchaser pursuant to this Agreement, (ii) pursuant to any employee stock option, stock purchase or restricted stock plan of the Company in effect on the date hereof up to the aggregate amounts set forth on
Schedule 4.5 hereto, (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case or disclosed on
Schedule 3.3 hereof or (iv) pursuant to a strategic joint venture or partnership entered into by the Company, undertaken at the reasonable discretion of the Board of Directors of the Company, the primary purpose of which is not to raise equity capital) any equity securities (including debt securities with an equity component) of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, or equity securities of the Company) if such securities are issued at a price (or in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock such securities provide for a conversion, exercise or exchange price) which may be less than the then current market price for Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock).

    4.6 Right of First Offer. For a period of one year after the expiration of the Restricted Period, the Company shall not issue or sell, or agree to issue or sell any equity or debt securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company) ("Future Offerings") unless the Company shall have first delivered to Purchaser at least fifteen (15) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing Purchaser and its affiliates an option during the ten (10) business days period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a bona fide merger or consolidation or exercise of options of employees, consultants or directors. In addition, the Capital Raising Limitations also shall not apply to (a) the issuance of securities upon exercise of conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (b) the grant of additional options or warrants, or the issuance of additional securities, under any employee stock option, stock purchase or restricted stock plan of the Company up to the aggregate amounts set forth on Schedule 4.5 hereto. This Section 4.6 shall not limit the Company's obligations under Section 4.5 above. The Company shall prohibit any Common Stock or other security issued subject to the Capital Raising Limitations but not purchased by Purchaser from being converted, exercised or resold until the day following the first anniversary of the date of the Closing and shall take all actions necessary (including, without limitation, the issuance of a stop transfer order) to effect such prohibition. Notwithstanding anything to the contrary contained herein, and without limiting any of the Company's other obligations in this Agreement, the Registration Rights Agreement or the Warrants, any securities issued in a Future Offering (whether or not to Purchaser) (and any security issued upon conversion, exercise or exchange of any of such security) shall be ineligible for conversion, exercise, exchange, resale and/or registration under Federal or state securities laws for a period of six (6) months following the closing of such Future Offering.

    4.7 Expenses. The Company shall pay to Purchaser, or at its direction, at the Closing reimbursement for the expenses reasonably incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (the "Expenses"); provided, however, that the Company shall not be obliged under this Section 4.7 to reimburse more than an aggregate of $10,000.00 of such attorneys' fees and expenses. From time to time thereafter, upon Purchaser's written request, the Company shall pay to Purchaser such Expenses, if any, not so paid at Closing and/or covered by such payment, in each case to the extent reasonably incurred by Purchaser up to the $10,000.00 maximum amount.

    4.8 Information. For so long as the Purchaser owns any of the Securities or three (3) years from the Closing Date, whichever is sooner, the Company agrees to send the following reports to Purchaser until Purchaser transfers, assigns or sells all of its Securities: (a) within three (3) days after the filing with SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any proxy statements and any Current Reports on Form 8-KSB; and (b) within one (1) day after release, copies of all press releases issued by the Company or any if its subsidiaries. The Company further agrees to promptly provide to Purchaser or assignee thereof (a "Holder") any information with respect to the Company, its properties, or its business or Holder's investment as such Holder may reasonably request; provided, however, that the Company shall not be required to give any Holder any material nonpublic information. If any information requested by a Holder from the Company contains material nonpublic information, the Company shall inform the Holder in writing that the information requested contains material nonpublic information and shall in no event provide such information to Holder without the express prior written consent of such Holder after being so informed.

    4.9 Reservation of Shares. The Company shall at times have authorized and reserved for the purpose of issuance of a sufficient number of shares to provide for the full exercise of the outstanding Warrants and issuance of the Warrant Shares in connection therewith and as otherwise required by the Warrants. The Company shall not reduce the number of shares reserved for issuance upon exercise of the Warrants without the consent of Purchaser holding a majority in interest of the Warrants then held by Purchaser (said majority in interest to be determined based on the number of Warrant Shares issuable upon exercise of said Warrants).

    4.10 Listing. The Company shall promptly secure and maintain listing and trading of the Common Shares and Warrant Shares on the NASDAQ and any other national securities exchange or quotation system on which the Common Stock is then listed and for so long as Purchaser owns any of the Securities or three
(3) years from the Closing Date, whichever is sooner, and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the NASDAQ and any other national securities exchange or quotation system on which the Common Stock is then listed.

    4.11 Prospectus Delivery Requirement. Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by Purchaser of the Common Stock being sold, and Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act, if any, in connection with any such sale.

    4.12 Intentional Acts or Omissions. The Company shall not intentionally perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

    4.13 Corporate Existence. So long as Purchaser beneficially owns any Securities or for three (3) years from the Closing Date, whichever is sooner, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on NASDAQ, NASDAQ SmallCap, NYSE, or AMEX.

    4.14 Hedging Transactions. The Company hereby expressly agrees that Purchaser shall not in any way be prohibited or restricted from any purchases or sales of any securities or other instruments of, or related to, the Company or any of its securities, including, without limitation, puts, call, futures contracts, short sales and hedging and arbitrage transactions as long as Purchaser complies with applicable law.

                                      ARTICLE V
                     LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

    5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a security shall be originally issued without any legend, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and, if required, to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

    5.2 Transfer Agent Instructions. The Company shall irrevocably instruct its transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Common Shares and Warrant Shares in such amounts as specified from time to time by Purchaser to the Company. Such certificates shall bear a legend only in the form of the Legend and only to the extend permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to
Section 2.6 hereof in the case of the Common Shares and Warrant Shares prior to registration thereof under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting the foregoing, if (a) Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) Purchaser transfers Securities to an affiliate or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach of threatened breach by the Company of the provisions of this
Article V, that Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                      ARTICLE VI
                    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

    6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Common Shares and Warrants to Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

    (a) Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.
    (b) Purchaser shall deliver the applicable Purchase Price for the Common Shares and Warrants purchased at the Closing.
    (c) The representations and warranties of Purchaser shall be true and correct as of the date when made and as of the Closing as though made at the that time, and Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing.
    (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                     ARTICLE VII
                CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

    The obligation of Purchaser hereunder to purchase the Common Shares and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser (with respect to it) at any time in Purchaser's sole discretion:

    (a) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to Purchaser.
                                          15

    (b) The Company shall have delivered duly executed Warrants and certificates for the Common Shares (in each case in such denominations as Purchaser shall request) being so purchased by Purchaser at the Closing.

    (c) The Common Stock shall be listed on the NASDAQ and trading in the Common Stock shall not have been suspended and no delisting or suspension shall be reasonably likely for the foreseeable future.
    (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser.

    (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

    (f)  Purchaser shall have received the officer's certificate described in
         Section 3.3 as of the Closing.

    (g) Purchaser shall have received opinions of the Company's counsel, dated as of the Closing, in the form attached hereto as Exhibit C.

    (h) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.

    (i) The Company shall have entered into agreements with each of Gilbert V. Levin and M. Karen Levin restricting dispositions of Common Stock beneficially owned by such persons and in the form attached hereto as Exhibit E.

                                     ARTICLE VIII
                            GOVERNING LAW:  MISCELLANEOUS

    8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suite or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

    8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

    8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

    8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

    8.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

    8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

              If to the Company:

              Biospherics Incorporated
              12051 Indian Creek Court
              Beltsville, MD  20705
              Telecopy:  301-210-4908/09
              Attention:  Dr. Gilbert V. Levin

                   with a copy to:

              Smith, Somerville & Case, L.L.C.
              Attorneys At Law
              100 Light Street
              Baltimore, MD  21202

              Telecopy:  410-385-8060
              Attention:  James Baker, Esq.

              If to RGC International Investors, LDC:

              c/o Rose Glen Capital Management, L.P.
              251 St. Asaphs Road
              Suite 200
              3 Bala Plaza East
              Bala Cynwyd, PA  19004
              Telecopy:  610-617-0570
              Attention:  Wayne D. Bloch

                   with a copy to:

              Ballard, Spahr, Andrews & Ingersoll
              1735 Market Street
              51st Floor
              Philadelphia, PA  19103
              Telecopy:  215-864-8999
              Attention:  Gerald J. Guarcini, Esq.

If to any other Purchaser, to such address set forth under Purchaser's name on the signature page hereto executed by Purchaser. Each party shall provide notice to the other parties of any change in address.

    8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Purchaser shall assign this Agreement or any rights or obligations hereunder without any prior written consent of the other. Notwithstanding the foregoing, Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign Purchasers' rights hereunder to any such transferee (and all such rights may in fact be so assigned to any such transferee). Notwithstanding anything to the contrary contained in this Agreement, Purchaser may pledge the Securities in connection with a bona fide margin arrangement.

    8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

    8.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Articles III, IV, V and VIII shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless Purchaser and each of Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

    8.10 Public Filings: Publicity. Immediately following execution on this Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Purchaser, to make any press release or SEC, NASDAQ, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof.

    8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

    8.12 Remedies. No provision of this Agreement providing for any remedy to Purchaser shall limit any remedy which would otherwise be available to Purchaser at law or in equity. Nothing in this Agreement shall limit any rights Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

    8.13 Termination. In the event that the Closing shall not have occurred on or before December 12, 1997, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

    8.14 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                      * * * * *

    IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:

RGC INTERNATIONAL INVESTORS, LDC

By: Rose Glen Capital Management, L.P.
    Investment Manager
    By: RGC General Partner Corp., as General Partner

By:  _____________________________

Its: _____________________________

RESIDENCE:  Cayman Islands

ADDRESS:

c/o Rose Glen Capital Management, L.P.
3 Bala Plaza East, Suite 200
251 St. Asaphs Road
Bala Cynwyd, PA  19004
Facsimile:   (610) 617-0570
Telephone:  (610) 617-5900

AGGREGATE NUMBER OF COMMON SHARES:  750,000

WARRANTS FOR AGGREGATE NUMBER OF WARRANT SHARES: 750,000


COMPANY:

BIOSPHERICS INCORPORATED

By:  _____________________________

Its: _____________________________

                                                                  Exhibit (10.1)




                               SCHEDULES TO SECURITIES
                                  PURCHASE AGREEMENT











    These Schedules are being provided in connection with the Securities Purchase Agreement dated as of December 12, 1997. All undefined capitalized terms contained herein shall have the same meaning as set forth in the Securities Purchase Agreement. It is understood and agreed that disclosure of any item on any one of the following Schedules shall constitute appropriate disclosure on all appropriate Schedules.

                                     Schedule 3.2

                              Authorization, Enforcement


    There are no further consents or authorizations of the Company, its board of directors, or its stockholders or any other person, body or agency required with respect to any of the transactions contemplated by the Securities Purchase Agreement.

                                     Schedule 3.3

                                    Capitalization


    This schedule includes the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon exercise of the Warrants:

                                              At September 30, 1997
                                            -------------------------
                                                       Shares
                                                     ----------
Common Stock, $0.005 par value,
18,000,000 shares authorized

Issued, non-redeemable                               6,518,837
Issued, redeemable                                   1,577,253
                                                     ---------
                                                     8,096,090

Treasury Stock, at cost                                (69,006)
                                                     ---------

                                                     8,027,084
                                                     ---------
                                                     ---------


Nonqualified Stock Option Plan

    Under the Company's Nonqualified Stock Option Plan dated May 15, 1997 (the 1987 plan), options may be granted to officers and other key employees to purchase up to 4,400,000 shares of common stock in amounts determined by the Board of Directors at a price not less than 50% of the fair market value of the stock on the date the options are granted, and for a term not to exceed five years and one month from the date of grant.

    To date, all options granted, except for those part of an anti-hostile takeover plan explained below, have been at the then-publicly quoted price of the stock. The 1987 plan expired on May 14, 1997. On November 17, 1997, the Company's Board of Directors approved the 1997 Stock Option Plan subject to stockholders' approval. The 1997 plan provides 400,000 options for granting to officers, directors, and other key employees and contains terms similar to the 1987 plan.

                                     Schedule 3.3

Outstanding Options Granted Under the 1987 Nonqualified Stock Option Plan

    Options as of September 30, 1997                  2,731,250(1)

    Price Range of Options Outstanding:               $1.4375 to $7.25

    Options Exercisable as of September 30, 1997:     554,750

(1) See attached summary of outstanding stock options.


Stock Redemption Agreement

    The Company has agreements with two officers-stockholders who beneficially own 39.7% of the outstanding common stock. Upon their deaths, the Company may be required to redeem from their estates, the number of shares of the Company's stock necessary to pay estate taxes and administrative expenses of the estate, if any, up to $5,000,000. Shares would be redeemed at the then current market price. The Company is the beneficiary to an insurance policy on the lives of the two officers-stockholders, which the Company maintains to provide benefits of $5,000,000 for this agreement.

                                     Schedule 3.5

                                     No Conflicts


                                         None.

                                     Schedule 3.6

                            Registration and SEC Documents


    Since January 1, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act.

                                     Schedule 3.7

                              Absence of Certain Changes


    Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company. The Company has filed its quarterly report on Form 10-QSB for the three-month and nine-month periods ended September 30, 1997 on November 13, 1997 with the Securities and Exchange Commission. In such filing, the Company reclassified deferred revenue of $1,000,000, which represents a non-refundable advance against future royalties from the D-tagatose licensing agreement with MD Foods Ingredients amba of Denmark from current to non-current. The advance will be recoverable at 50% of such annual royalties. As commercialization of D-tagatose is not anticipated prior to the summer of 1999, the deferred revenue has accordingly been reclassified as non-current.

    The Company's government contracts typically have a term of three to five years. Several contracts were rebid in 1997, which represented over 25% of consolidated revenues. The Company was successful in securing new contracts for two of three contracts which were rebid. Both of these contract awards are being protested by the unsuccessful bidder(s). The Company is aggressively protesting the award of a contract that it had performed for the last two years and was unsuccessful in securing award during the rebid process. The Company believes that it will continue to provide services under this contract through at least September 30, 1998, as the protest is being resolved.

                                     Schedule 3.8

                                      Litigation


    Summarized below is a listing of all actions, suits, proceedings, inquiries or investigations before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such:

    In the fourth quarter of 1997, the Company collected the outstanding amount owed to it by Tetra Technologies, Inc. ($100,000) and the Pennsylvania Merchant Group. See Note 7 to the Company's Annual Report on 10-KSB for further discussion on this Tetra matter. The Company has filed a lawsuit against Forbes for an article printed about the Company. There have been motions for dismissal of the suit and counter motions against dismissal; a decision is pending from the judge on these motions.

    The Company received a notice of potential liability from the U.S. EPA. See Note 7 of the Company's Annual Report on Form 10-KSB for background on this matter. There has been no correspondence between the Company and EPA regarding this claim during 1997.

    The Company is awaiting a final determination by the Department of Labor on the wage rates paid to employees at the Company's Cumberland, Maryland facility. The Government Accounting Office must rule/decide if the wage rates are applicable to the Company. A decision is still pending. If there is an unfavorable ruling to the Company, the Company has recourse through an equitable adjustment claim under its contract with the GSA/Federal Information Center.

                                    Schedule 3.18

                                    Key Employees


    Summarized below is a listing of Key Employees of Biospherics
Incorporated and the capacity in which they currently serve.

         Dr. Gilbert Levin        President & CEO; Chairman of the Board
         Karen Levin              VP, Communications & Corporate Secretary
         Jeffrey W. Church        Executive VP & Chief Financial Officer
         Richard Levin            VP, Planning
         Raul Vera                VP, Technology

                                    Schedule 3.19

                                 Certain Transactions


    Consulting Agreements: Each of Gilbert V. Levin and M. Karen Levin have entered into Consulting Agreements with the Company pursuant to which such individuals will provide post-employment consulting services to the Company.

    Retirement Agreements: Each of Gilbert V. Levin and M. Karen Levin have entered into Supplemental Executive Retirement Plan Agreements with the Company pursuant to which such individuals would be entitled to certain post-employment payments.

    Copies of the above described Agreements have been furnished to Purchaser.

                                     Schedule 4.5

                             Restriction on Below Market
                                Issuance of Securities


    The Company has an Employees' Nonqualified Stock Option Plan, whereby options are granted to officers and key employees. See Schedule 3.3 Capitalization for further details regarding this plan.

    The Company has an informal plan with its outside Board directors whereby options are granted on an annual basis. Historically these grants have averaged 4,000 options per outside directors. There are currently six (6) outside directors on Biospherics' Board of Directors.